BROADVIEW FUNDS TRUST

BROADVIEW OPPORTUNITY FUND

Supplement dated May 24, 2019 to the

Prospectus and Summary Prospectus dated January 28, 2019, as supplemented

This Supplement to the Prospectus and Summary Prospectus dated January 28, 2019, as supplemented, for the Broadview Opportunity Fund (the “Fund”), a series of Broadview Funds Trust, updates the Prospectus and Summary Prospectus to revise the table set forth below.

The following table replaces the “Average Annual Total Returns” table included under the “Performance” section in the Summary Section on page 6 of the Prospectus and page 3 of the Summary Prospectus, respectively:

Average Annual Total Returns (for the periods ended December 31, 2018)	One Year	Five Years	Ten Years
Return before taxes	(12.09)%	1.41%	11.83%
Return after taxes on distributions	(15.95)%	(1.11)%	9.99%
Return after taxes on distributions and sale of Fund shares	(3.86)%	1.20%	9.85%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	11.97%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	(10.00)%	5.15%	13.15%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.